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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Intelligent Systems Corporation (the "Company") hereby certifies to his or her knowledge that the Company's quarterly report on Form 10-QSB for the period ended June 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2005                           /s/ J. Leland Strange
                                                --------------------------------
                                                    J. Leland Strange
                                                    Chief Executive Officer

                                                /s/ Bonnie L. Herron
                                                --------------------------------
                                                    Bonnie L. Herron
                                                    Chief Financial Officer